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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) APRIL 4, 2000



                             COMMUNITY BANCORP INC.
             (Exact name of Registrant as specified in its charter)




         DELAWARE                     000-26505                33-0859334
(State or other jurisdiction        (File number)          (I.R.S. Employer
    of incorporation)                                     Identification No.)



130 WEST FALLBROOK STREET, FALLBROOK, CA                           92028
(Address of principal executive office)                         (Zip Code)




Registrant's telephone number, including area code:   (760) 723-8811



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          (Former name or former address, if changed since last report)



                               Page 1 of 6 pages
                              Exhibit Index page 4


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ITEM 5.  OTHER EVENTS

         On April 4, 2000, the Company announced the sale of $10 million of trust preferred securities by its affiliate, Community (CA) Capital Trust I, a Delaware business trust (the "Trust"). The Trust used the proceeds from the sale of the trust preferred securities to purchase junior subordinated debentures of the Company.

         A copy of the press release is attached as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  99       Press Release


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 4, 2000                     COMMUNITY BANCORP INC.


                                         By: /s/ L. BRUCE MILLS, JR.
                                             ------------------------
                                             L. Bruce Mills, Jr.
                                             Executive Vice President






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                                  EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION                                       PAGE NO.
-----------        -----------                                       --------
99                 Press Release